Exhibit 10.1
CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
Attention: President and CEO
Santarus, Inc.
3721 Valley Centre Drive, Suite 400
San Diego, California 92130
11th Feb 2011
Dear Sirs,
Amendment to License Agreement dated 9 October 2009
On 9 October 2009 Norgine B.V. (“Norgine”) and Santarus, Inc., (“Santarus”) entered into a License Agreement (the “Agreement”). Pursuant to Section 15.5.4 of the Agreement, Santarus and Norgine now wish to amend the Agreement to include European Patent Application No. 07871127.2 (Publication No. 2068841), Great Britain Patent Application No. GB 0719990.4 (Publication No. GB 2444593), and Great Britain Patent Application No. GB 0910544.6 (Publication No. GB 2459393) as Other Santarus Patents and to add such patent applications to Exhibit 1.37(B) of the Agreement, and to include European Patent Application No. 10157716.1 (Publication No. 2201952), European Patent Application No. 10187771.6, Norway Patent Application No. 20023313, and Poland Patent Application No. Pl-357144 (Patent No. 201906) as Missouri Patents and to add such patent applications to Exhibit 1.37(A). Accordingly it is hereby agreed that Exhibit 1.37(A) and Exhibit 1.37(B) shall now be replaced by the attached amended and restated Exhibit 1.37(A) and Exhibit 1.37(B)(the “First Amendment”). The First Amendment shall take effect from the last date of signature below.
This letter shall be governed by, and construed and enforced in accordance with the laws of New York. Each party submits to the jurisdiction of the courts of New York.
In this letter capitalised words and phrases shall have the same meaning as in the Agreement save as otherwise set out herein.

Yours sincerely

/s/ F.P. Nooteboom
For and on behalf of Norgine B.V.

February 14, 2011

Date

Acknowledged, agreed and accepted by

/S/ Gerald T. Proehl

Santarus, Inc.

March 3, 2011

Date

EXHIBIT 1.37 A(1)

Title	Country	Application Number	Status	Ownership
Novel Substituted Benzimidazole Dosage Forms and Method of Using Same	EPO(2)	01904818.0	Granted as EP1246622(3)	Licensed from Univ. Missouri

Novel Substituted Benzimidazole Dosage Forms and Method of Using Same	EPO(2)	04003380.5	Abandoned	Licensed from Univ. Missouri

Novel Substituted Benzimidazole Dosage Forms and Method of Using Same	EPO(2)	02768296.2	Abandoned	Licensed from Univ. Missouri

Novel Substituted Benzimidazole Dosage Forms and Method of Using Same	EPO(2)	03710694.5	Pending	Licensed from Univ. Missouri

Novel Substituted Benzimidazole Dosage Forms and Method of Using Same	EPO(2)	06020125.8	Abandoned	Licensed from Univ. Missouri

Novel Substituted Benzimidazole Dosage Forms and Method of Using Same	EPO(2)	10157716.1	Pending	Licensed from Univ. Missouri

Novel Substituted Benzimidazole Dosage Forms and Method of Using Same	EPO(2)	10187771.6	Pending	Licensed from Univ. Missouri

Novel Substituted Benzimidazole Dosage Forms and Method of Using Same	Norway(2)	20023313	Pending	Licensed from Univ. Missouri

Novel Substituted Benzimidazole Dosage Forms and Method of Using Same	Poland(2)	PL-357144	Granted as 201906	Licensed from Univ. Missouri

Novel Substituted Benzimidazole Dosage Forms and Method of Using Same	ISRAEL(2)	150696	Pending	Licensed from Univ. Missouri

A Novel Formulation, Omeprazole Antacid Complex-Immediate Release for Rapid and Sustained Supression of Gastric Acid	EPO(2)	04713382.2	Pending	Santarus and Univ. Missouri (4) (5)

A Novel Formulation, Omeprazole Antacid Complex-Immediate Release for Rapid and Sustained Supression of Gastric Acid	EPO(2)	05735477.1	Pending	Santarus and Univ. Missouri (4) (5)

Immediate-Release Formulation of acid-Labile Pharmaceutical Compositions	EPO(2)	04778879.9	Abandoned	Santarus and Univ. Missouri (4) (6)
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EXHIBIT 1.37 B(1)

Title	Country	Application Number	Status	Ownership
Pharmaceutical Formulations Useful for Inhibiting Acid Secretion and Methods for Making and Using Them	EPO(2)	05755940.3	Pending	Santarus

Pharmaceutical Formulations Useful for Inhibiting Acid Secretion and Methods for Making and Using Them	EPO(2)	04778425.1	Pending	Santarus

Pharmaceutical Formulation and Method for Treating Acid-Caused Gastrointestnal Disorders	EPO(2)	04778512.6	Pending	Santarus

Combination of Proton Pump Inhibitor and Sleep Aid	EPO(2)	04818347.9	Abandoned	Santarus

Combination of Proton Pump Inhibitor, Buffering Agent and Nonsteroidal anti-inflammatory agent	EPO(2)	05722791.0	Pending	Santarus

Combination of Proton Pump Inhibitor, Buffering Agent, and Prokinetic Agent	EPO(2)	05804774.7	Abandoned	Santarus

A Novel Formulation, Omeprazole Antacid Complex-Immediate Release for Rapid and Sustained Supression of Gastric Acid	EPO(2)	04713382.2	Pending	Santarus and Univ. Missouri (3) (4)

A Novel Formulation, Omeprazole Antacid Complex-Immediate Release for Rapid and Sustained Supression of Gastric Acid	EPO(2)	05735477.1	Pending	Santarus and Univ. Missouri (3) (4)

Immediate-Release Formulation of acid-Labile Pharmaceutical Compositions	EPO(2)	04778879.9	Abandoned	Santarus and Univ. Missouri (3) (5)

Novel Formulations of Proton Pump Inhibitors and Methods of Using These	EPO(2)	07871127.2	Pending	Santarus

Novel Formulations of Proton Pump Inhibitors and Methods of Using These	GB(2)	GB 0719990.4	Granted	Santarus

Novel Formulations of Proton Pump Inhibitors and Methods of Using These	GB(2)	GB 0910544.6	Granted	Santarus
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***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.